                                                                 EXHIBIT 4(C)(3)

                              SHARE INCENTIVE PLAN

  DOCUMENTS PREVIOUSLY FILED AS AN EXHIBIT TO BREAKWATER RESOURCES LTD. ANNUAL REPORT ON FORM 20-F FOR THE YEAR ENDED DECEMBER 31, 2001, AS EXHIBIT 4(C)(2)